THE CHINA FUND, INC. (CHN) MONTHLY INSIGHT

AT FEBRUARY 28, 2011

IN BRIEF
Net asset value per share	$	US33.22
Market price	$	US30.83
Premium/(discount)		(7.18%)
Fund size	$	US756.7m
Source: State Street Bank and Trust Company.

At February 28, 2011		US$ return
	China Fund	MSCI Golden
	NAV	Dragon*
	%	%
One month	(2.3)	(4.4)
Year to date	(5.9)	(3.3)
One year	21.4	18.0
Three years % pa	6.0	0.6

Past performance is not a guide to future returns.
Source: State Street Bank and Trust Company.
NAV performance. *Source for index data: MSCI.

SHANGHAI TEAM
The Martin Currie Shanghai team

MANAGER’S COMMENTARY

Chinese markets varied widely in February: the Shanghai 180 gained 4.5% while Taiwan fell 6%, with Hong Kong down slightly. The effect of Middle Eastern troubles on oil prices exacerbated already heightened fears of inflation. China raised interest rates for the third time in four months, increasing the rate on one-year deposits by 25 basis points to 3.0% and that on longer-term deposits by more. To restrain house prices, Beijing announced that buyers now have to be resident for a year before purchasing property. January’s trade surplus fell by 54% year on year to US$6.5 billion, reflecting rising commodity prices and buoyant domestic consumption.

Profit-taking on currency appreciation and the market’s outperformance partly explained Taiwan’s sharp fall. But alarmist media reports about the threat of a ‘jasmine revolution’ undermined ‘China concept’ shares, and a proposed ‘luxury tax’ on houses sold within two years hurt property developers. More positively (though investors were in no mood for it), the government opened further sectors to Chinese investment. Chinese companies can now own 10% of Taiwanese IC foundries, DRAM manufacturers, semiconductor packagers and testers, and panel-makers, and up to 20% of pharmaceutical companies. And in contrast to some other developing economies, Taiwan’s rate of consumer price inflation fell back to 1.1% year on year in January, helped by currency strength.

In mainland China the corresponding number was 4.9%, below expectations of 5.4%. But this wasn’t a like-for-like comparison; the authorities have changed the way they calculate CPI, decreasing the weighting of food and increasing that of housing expenses. The extent to which this contributed to the softened figure is as yet uncertain, but we fear inflationary pressures will prove resilient. Rain and snow partially relieved the drought in northern China, but there were no other positive signs.

March’s main event is the National People’s Congress meeting. This usually proves anticlimactic, but the agenda seems sensible. The government appears to have decided on a 70% increase in this year’s affordable-housing target, to 10 million units – almost the same as last year’s volume of commercial houses. Meanwhile, the number of state-owned houses for rent will reach 2 million, six times last year’s figure. This indicates that the project goes far beyond merely controlling property-price expectations, to stimulating domestic consumption, restructuring the pattern of economic growth and reallocating social wealth. One local newspaper estimates that total investment will reach Rmb1.4 trillion in 2011. We remain cautious on the funding and speed of execution, but expect the project to play a key role in China’s economic development.

INVESTMENT STRATEGY

The Fund is 94.5% invested in 61 stocks. As there were few trading days in February, we had fewer deals than usual. We added Jiangsu Yuyue Medical Equipment (002223 CH), a leading domestic supplier of electric medical diagnostic equipment. We also added Test Rite International (2908 TT), the trading company which operates the B&Q DIY chain in Taiwan and Hola interior décor stores in Taiwan and China. We took profits on the recent IPO of Zoomlion (construction machinery), as the listing of its main rival, Sany, is expected soon.

In February, the Fund celebrated the first A-share listing from the direct-investment portfolio. Hand Enterprise (300170 CH), the ERP software company, listed at Rmb25.32, which represents around a 10-fold return on the initial investment, made in May 2007. The company, initially incorporated in Singapore with a view to an offshore listing, was brought onshore, reflecting a trend among China’s entrepreneurs. In this case the motivation was not so much pricing, though the domestic market does reward higher valuations to Chinese technology companies, as the greater name value of a local listing and the ability to reward key staff with shares.

Chris Ruffle, Martin Currie Inc*

*Martin Currie Ltd and Heartland Capital Management Ltd (‘HCML’) have established MC China Ltd (‘MCCL’), as a joint venture company, to provide investment advisory services to the range of China investment products managed by Martin Currie and its affiliates.

HCML has seconded both Chris Ruffle and Shifeng Ke to Martin Currie, Inc., and its affiliates, on a full-time basis.

MONTHLY INSIGHT

FUND DETAILS
Market cap	US$702.5m
Shares outstanding	22,781,762
Exchange listed	NYSE
Listing date	July 10, 1992
Listing and direct investment manager	Martin Currie Inc
Source: State Street Bank and Trust Company.

ASSET ALLOCATION

Source: State Street Bank and Trust Company

INDUSTRY ALLOCATION
	The China Fund, Inc %	MSCI Golden Dragon %
Healthcare	21.3	0.4
Consumer discretionary	18.0	6.3
Consumer staples	17.9	2.7
Financials	15.1	36.0
Information technology	6.8	20.5
Industrials	5.6	7.5
Utilities	3.0	3.5
Telecommunications	2.8	6.8
Materials	2.7	7.3
Energy	1.3	9.0
Other assets & liabilities	5.5	—

Source: State Street Bank and Trust Company. Source for index data: MSCI

PERFORMANCE		(US$ RETURNS)
	NAV %	Market price %
One month	(2.3)	(0.8)
Year to date	(5.9)	(5.1)
Three years % pa	6.0	11.5

Past performance is not a guide to future returns. Three year returns are annualized.
Source: State Street Bank and Trust Company

15 LARGEST HOLDINGS (50.0%)
		Fund %
China Medical System Holdings	Healthcare	8.4
Huiyin Household Appliances	Consumer discretionary	4.4
Hand Enterprise Solutions	Information technology	4.2
Far Eastern Department Stores	Consumer discretionary	3.9
Ping An Insurance	Financials	3.8
Hsu Fu Chi International	Consumer staples	3.6
Shandong Weigao Group	Healthcare	3.0
Sinopharm Group	Healthcare	2.9
Wumart Stores	Consumer staples	2.7
China Fishery Group	Consumer staples	2.6
Ruentex Development	Financials	2.5
Enn Energy	Utilities	2.0
Zong Su Foods	Consumer staples	2.0
China Bright	Healthcare	2.0
FamilyMart	Consumer discretionary	2.0

Source: State Street Bank and Trust Company

DIRECT INVESTMENTS (5.2%)
		Fund %
Zong Su Foods	Consumer staples	2.0
China Bright	Healthcare	2.0
Qingdao Bright Moon	Industrials	1.2
Ugent Holdings	Industrials	0.0
China Silicon	Information technology	0.0
Hand Enterprise Solutions (preferred)	Information technology	0.0

Source: State Street Bank and Trust Company.

FUND PERFORMANCE (BASED ON NET ASSET VALUE)	(US$ returns)
	One month	Three months	Calendar year	One year	Three years	Five years	Since launch
	%	%	to date %	%	% pa	% pa	% pa
The China Fund, Inc.	(2.3)	0.8	(5.9)	21.4	6.0	23.1	12.5
MSCI Golden Dragon	(4.4)	(0.0)	(3.3)	18.0	0.6	10.8	10.5
Hang Seng Chinese Enterprise	(0.4)	(2.7)	(1.7)	8.0	(3.6)	13.9	19.1
Shanghai Stock Exchange 180	4.5	4.5	3.6	(1.3)	(10.9)	27.5	n/a

Past performance is not a guide to future returns. Source: State Street Bank and Trust Company. Launch date July 10, 1992. Three, five year and since launch returns are all annualized. Source for index data: MSCI for the MSCI Golden Dragon and Copyright 2011 Bloomberg LP for the Hang Seng China Enterprise and the Shanghai Stock Exchange 180. For a full description of each index please see the index descriptions section.

PERFORMANCE IN PERSPECTIVE

Past performance is not a guide to future returns.
Source: Martin Currie Inc as at February 28, 2011.

MONTHLY INSIGHT

THE CHINA FUND INC. PREMIUM/DISCOUNT

Past performance is not a guide to future returns.
Source: Martin Currie Inc as at February 28, 2011.

10 YEAR DIVIDEND HISTORY CHART

	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
Total	0.00	0.13	0.21	1.78	3.58	2.51	4.01	12.12	5.82	0.26	2.27
Income	0.00	0.13	0.06	0.07	0.20	0.22	0.30	0.28	0.48	0.26	0.37
Long-term capital	0.00	0.00	0.00	0.67	3.27	2.29	2.73	9.00	5.34	0.00	1.90
Short-term capital	0.00	0.00	0.15	1.04	0.11	0.00	0.98	2.84	0.00	0.00	0.00

Past performance is not a guide to future returns.
Source: State Street Bank and Trust Company.

Sector	Company (BBG ticker)		Price	Holding	Value US$	% of portfolio

HONG KONG H						22.0
China Medical System Holdings	867	HK	HK$6.9	72,353,760	$63,636,082	8.4
Shandong Weigao Group Medical Polymer	8199	HK	HK$19.2	9,176,000	$22,620,718	3.0
Sinopharm Group	297	HK	HK$28.3	6,056,800	$22,046,926	2.9
Wumart Stores	8277	HK	HK$16.3	9,889,000	$20,620,071	2.7
Boshiwa International Holding	1698	HK	HK$4.6	24,932,000	$14,757,398	2.0
ZTE Corp.	763	HK	HK$35.9	1,875,689	$8,669,920	1.2
Asian Citrus Holdings	73	HK	HK$9.0	6,677,000	$7,732,851	1.0
Fook Woo	923	HK	HK$2.4	19,836,000	$6,265,287	0.8

TAIWAN						20.3
Far Eastern Department Stores	2903	TT	NT$44.8	19,543,604	$29,400,487	3.9
Ruentex Development Co	9945	TT	NT$44.7	12,694,000	$19,053,589	2.5
FamilyMart	5903	TT	NT$98.6	4,501,652	$14,921,266	2.0
Chinatrust Financial	2891	TT	NT$23.2	17,527,288	$13,669,717	1.8
Uni-President Enterprises Corp.	1216	TT	NT$37.8	10,023,901	$12,720,687	1.7
China Metal Products	1532	TT	NT$30.2	11,500,347	$11,675,479	1.5
WPG Holdings Co	3702	TT	NT$51.0	5,335,103	$9,146,813	1.2
KGI Securities	6008	TT	NT$14.3	16,984,780	$8,136,387	1.1
Synnex Technology	2347	TT	NT$70.2	3,088,006	$7,287,391	0.9
Yuanta Financial Holdings	2885	TT	NT$20.3	10,520,593	$7,161,798	0.9
Taiwan Life 4percent Conv Bond*	n/a		NT$99.9	2,000,000	$6,931,119	0.9
Fubon Financial Holdings	2881	TT	NT$37.6	5,195,134	$6,557,881	0.9
Lien Hwa Industrial	1229	TT	NT$20.1	8,724,881	$5,895,388	0.8
Test-Rite International	2908	TT	NT$21.0	1,754,000	$1,235,294	0.2

HONG KONG						16.8
Huiyin Household Appliances	1280	HK	HK$1.6	160,413,750	$32,954,394	4.4
Enn Energy	2688	HK	HK$23.2	5,084,000	$15,046,248	2.0
China Mobile	941	HK	HK$73.1	1,365,500	$12,798,713	1.7
Ports Design	589	HK	HK$18.6	4,549,500	$10,794,869	1.4
Natural Beauty Bio-Technology	157	HK	HK$1.7	47,710,000	$10,291,305	1.4
Chaoda Modern Agriculture (Holdings)	682	HK	HK$5.0	13,999,357	$8,987,313	1.2
Shangri-La Asia	69	HK	HK$18.3	3,316,683	$7,793,038	1.0
China Water Affairs	855	HK	HK$2.9	19,976,000	$7,412,388	1.0
Intime Department Store Group	1833	HK	HK$10.6	5,278,629	$7,211,316	1.0
China Shineway Pharmaceutical Group	2877	HK	HK$22.4	2,222,000	$6,376,367	0.8
Golden Meditech Co	801	HK	HK$1.4	35,040,000	$6,298,598	0.8
Yorkey Optical International Cayman	2788	HK	HK$1.4	4,862,926	$849,158	0.1
FUJI Food & Catering Services	1175	HK	HK$0.0	5,462,000	$0	0.0

EQUITY LINKED SECURITIES (‘A’ SHARES)					13.7
Ping An Insurance	n/a	US$7.6	3,775,759	$28,589,956	3.8
Zhejiang China Commodities City Group	n/a	US$4.9	2,771,970	$13,491,178	1.8
Shanghai Qiangsheng	n/a	US$1.1	10,482,652	$12,027,386	1.6
Suning Appliance	n/a	US$2.1	4,311,019	$9,242,825	1.2
Tangshan Jidong Cement	n/a	US$3.9	2,354,087	$9,240,150	1.2
Shanghai Yuyuan Tourist	n/a	US$2.0	4,293,036	$8,466,391	1.1
Wuliangye Yibin	n/a	US$5.0	1,403,507	$7,037,184	0.9
Zhejiang Guyuelongshan	n/a	US$2.0	3,022,849	$5,910,831	0.8
China Railway Construction Group	n/a	US$1.1	3,932,600	$4,420,242	0.6
Jiangsu Yuyue Medical Equipment	n/a	US$6.4	580,000	$3,718,333	0.5
Qinghai Salt Lake Potash	n/a	US$8.8	178,729	$1,559,487	0.2

Sector	Company (BBG ticker)		Price	Holding	Value US$	% of portfolio

SINGAPORE						7.2
Hsu Fu Chi International	HFCI	SP	SG$3.6	9,484,000	$27,212,169	3.6
China Fishery Group	CFG	SP	SG$1.9	13,255,000	$19,901,777	2.6
Financial One Corp	FIN	PS	SG$0.5	12,030,000	$4,822,970	0.6
CDW Holding	CDW	SP	SG$0.1	48,208,000	$2,842,229	0.4

DIRECT						5.2
Zong Su Foods		n/a	US$5,603.0	2,677	$15,000,034	2.0
China Bright		n/a	HK$7.9	14,665,617	$14,951,081	2.0
Qingdao Bright Moon		n/a	US$0.3	31,827,172	$9,293,534	1.2
Hand Enterprise Solutions (preferred)		n/a	US$0.0	500,000	$0	0.0
Ugent Holdings		n/a	HK$0.0	177,000,000	$0	0.0
China Silicon Corp.		n/a	US$0.0	2,329,281	$0	0.0

USA						5.1
WuXi PharmaTech Cayman	WX	US	US$15.2	883,490	$13,429,048	1.8
Far East Energy	FEEC	US	US$0.6	16,392,823	$9,507,837	1.3
Hollysys Automation Technologies	HOLI	US	US$15.1	530,200	$7,979,510	1.0
Mindray Medical International	MR	US	US$27.1	291,700	$7,899,236	1.0

CHINA ‘A’ SHARE
Hand Enterprise Solutions	300170	CH	Rmb26.1	8,027,241	$31,832,415	4.2

OTHER ASSETS & LIABILITIES					$41,402,005	5.5

INDEX DESCRIPTIONS

MSCI Golden Dragon Index

The MSCI Golden Dragon is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. As of May 2005 the MSCI Golden Dragon Index consisted of the following country indices: China, Hong Kong and Taiwan.

Hang Seng China Enterprise Index

The Hang Seng China Enterprise Index is a capitalization-weighted index comprised of state-owned Chinese companies (H-shares) listed on the Hong Kong Stock Exchange and included in Hans Seng Mainland China index.

Shanghai Stock Exchange 180 Index

The Shanghai Stock Exchange 180 ‘A’ Share Index is a capitalization-weighted index. The index tracks the daily price performance of the 180 most representative ‘A’ share stocks listed on the Shanghai Stock Exchange.

OBJECTIVE

The investment objective of the Fund is to achieve long term capital appreciation. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Fund has an operating policy that the Fund will invest at least 80% of its assets in China companies. For this purpose, ‘China companies’ are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; or (iii) companies organized in China. Under the policy, China will mean the People’s Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days’ prior notice of any change to this policy.

CONTACTS

The China Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette
PO Box 5049
Boston, MA 02206-5049
Tel: (1) 888 CHN-CALL (246 2255)
www.chinafundinc.com

IMPORTANT INFORMATION

This document is issued and approved by Martin Currie Inc (MC Inc), as investment adviser of The China Fund Inc (the Fund). MC Inc is authorised and regulated by the Financial Services Authority (FSA) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from the newsletter.

Martin Currie Ltd and Heartland Capital Management Ltd (‘HCML’) have established MC China Ltd (‘MCCL’), as a joint venture company, to provide investment advisory services to the range of China investment products managed by Martin Currie and its affiliates. HCML has seconded both Chris Ruffle and Shifeng Ke to Martin Currie, Inc., and its affiliates, on a full-time basis.Heartland Capital Investment Consulting Ltd (‘HCIC’) is a wholly owned subsidiary of MC China Ltd. Research is undertaken by HCIC for MC China Ltd and provided to Martin Currie Investment Management Ltd, an affiliate of the investment manager, Martin Currie Inc, for Martin Currie China ‘A’ Share Fund Limited. HCIC may change its opinions and views without prior notice. It does not constitute investment advice nor is it an invitation to invest in this company.

The Fund is classified as a 'non-diversified' investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed ended US mutual fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the Fund.

Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA's Conduct of Business Sourcebook of the United Kingdom.

This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account's portfolio at the time you receive this report or that securities sold have not been repurchased.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples contained in this document. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:

–
The companies quoted on Greater Chinese stock exchanges are exposed to the risks of political, social and religious instability, expropriation of assets or nationalisation, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation, which may affect income and the value of investments.

–
At present, the securities market and the regulatory framework for the securities industry in China is at an early stage of development. The China Securities Regulatory Commission (CSRC) is responsible for supervising the national securities markets and producing relevant regulations. The Investment Regulations, under which the Fund invests in the People's Republic of China (PRC) and which regulate repatriation and currency conversion, are new. The Investment Regulations give CSRC and State Administration of Foreign Exchange (SAFE) wide discretions and there is no precedent or certainty as to how these discretions might be exercised, either now or in the future. The Fund may, from time to time, obtain access to the securities markets in China via Access Products. Such products carry additional risk and may be less liquid than the underlying securities which they represent. The Investment Regulations give CSRC and State Administration of Foreign Exchange (SAFE) wide discretions and there is no precedent or certainty as to how these discretions might be exercised, either now or in the future. The Fund may, from time to time, obtain access to the securities markets in China via Access Products. Such products carry additional risk and may be less liquid than the underlying securities which they represent.

–
During the past 15 years, the PRC government has been reforming the economic and political systems of the PRC, and these reforms are expected to continue, as evidenced by the recently announced changes. The Fund's operations and financial results could be adversely affected by adjustments in the PRC's state plans, political, economic and social conditions, changes in the policies of the PRC government such as changes in laws and regulations (or the interpretation thereof), measures which may be introduced to control inflation, changes in the rate or method of taxation, imposition of additional restrictions on currency conversion and the imposition of additional import restrictions.

–
PRC's disclosure and regulatory standards are in many respects less stringent than standards in certain Organisation for Economic Co-operation and Development (OECD) countries, and there may be less publicly available or less reliable information about PRC companies than is regularly published by or about companies from OECD countries.

–
The Shanghai Stock Exchange and Shenzhen Stock Exchange have lower trading volumes than most OECD exchanges and the market capitalisations of listed companies are small compared to those on more developed exchanges in developed markets. The listed equity securities of many companies in the PRC are accordingly materially less liquid, subject to greater dealing spreads and experience materially greater volatility than those of OECD countries. These factors could negatively affect the Fund's NAV.

–
The Fund invests primarily in securities denominated in other currencies but its NAV will be quoted in US dollars. Accordingly, a change in the value of such securities against US dollars will result in a corresponding change in the US dollar NAV.

–
The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid. Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be underdeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.

Martin Currie Inc, registered in Scotland (no BR2575)

Registered office: Saltire Court, 20 Castle Terrace, Edinburgh EH1 2ES
Tel: 44 (0) 131 229 5252 Fax: 44 (0) 131 228 5959 www.martincurrie.com/china

North American office: 1350 Avenue of the Americas, Suite 3010, New York, NY
10019, USA Tel: (1) 212 258 1900 Fax: (1) 212 258 1919

Authorised and registered by the Financial Services Authority and incorporated with limited liability in New York, USA.

Please note: calls to the above numbers may be recorded.